Exhibit 10.2

AMENDMENT NO 1 TO THE AGREEMENT

DATED AS OF JANUARY 1, 2005

BETWEEN

OFFICE CHERIFIEN DES PHOSPHATES,

(OCP)

AND

MISSISSIPPI PHOSPATES CORPORATION

(MPC)

AMENDMENT NO 1 TO THE AGREEMENT BETWEEN

OCP AND MPC DATED AS OF JANUARY 1ST, 2005

AMENDMENT NO 1 OF AGREEMENT

This Amendment No 1 of Agreement (“Amendment No 1”) is effective as of January 1, 2006, between:

OFFICE CHERIFIEN DES PHOSPHATES (OCP)

2, Rue Al Abtal Hay Erraha

CASABLANCA – (Morocco),

on the one part,

and,

MISSISSIPPI PHOSPHATES CORPORATION (MPC)

P.O. Box 848 Pascagoula,

Mississippi 39568-0848

USA,

on the other part.

W I T N E S S E T H

WHEREAS, OCP and MPC are parties to that certain Agreement with an effective date of January 1st, 2005, for the sale and purchase of all of MPC’s requirements of phosphate rock at its Pascagoula Plant (“Agreement”).

WHEREAS, OCP and MPC agree to extend the duration of such Agreement.

NOW, THEREFORE, OCP and MPC hereby agree as follows:

1. Article I, Section 1.1, of the Agreement is hereby amended in its entirety to read as follows:

“This Agreement shall be effective as of January 1st, 2005, and shall continue for a term of Four (4) years ending on December 31st, 2008.

The duration of this Agreement shall thereafter automatically stand extended for successive periods of Four (4) years unless either of the parties hereto gives written notice of termination 6 (six) months at least before the beginning of the considered period to the other party.”

2. Except as specifically set forth in this Amendment No 1, all of the terms and conditions of the Agreement shall continue in full force and effect.

3. All capitalized terms used in this Amendment No 1 and not otherwise defined herein shall have the meanings set forth in the Agreement.

AMENDMENT NO 1 TO THE AGREEMENT BETWEEN

OCP AND MPC DATED AS OF JANUARY 1ST, 2005

IN WITNESS WHEREOF, OCP and MPC have caused this Amendment No 1 to be duly executed as of the first day of January 2006.

MISSISSIPPI PHOSPHATES CORPORATION		OFFICE CHERIFIEN DES PHOSPHATES

By:	Robert E. JONES	By:	Mourad CHERIF

/s/ Robert E. Jones		/s/ Mourad Cherif
Chief Executive Officer		Director General